SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          -----------------------------
                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2001

                              STARCRAFT CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

       0-22048                                                35-1817634
(Commission File Number)                                    (IRS Employer
                                                          Identification No.)

         P. O. Box 1903
         2703 College Avenue
         Goshen, Indiana                                        46526
(Address of principal executive offices)                      (Zip Code)

                                  219-533-1105
                 Registrant's telephone number, include zip code

Item 2.   Acquisition or Disposition of Assets

On August 21 2001, Starcraft Corporation ("the Company") entered into an Asset Purchase Agreement to sell certain assets of its bus and mobility vehicle segment to Forest River, Inc. ("Forest"). The sale was completed effective August 31, 2001. Under the terms of the sale Forest acquired accounts receivable, inventory, machinery and equipment, land and buildings valued at approximately $13.3 million. Forest agreed to pay approximately $8.3 million in cash and assume Starcraft's trade accounts payable and accrued expenses of approximately $5.0 million and warranty obligations not to exceed $100,000. Proceeds from the sale were applied against bank debt. The Company does not expect to record a significant gain or loss from the transaction.

Item 7.   Financial Statements and Exhibits

          (b)  Pro Forma Financial Information (set forth below - Annex A)

          (c)  Exhibits

               2.1  Asset  Purchase and Sale  Agreement,  dated August 21, 2001,
                    between  Starcraft   Automotive  Group,  Inc.  and  National
                    Mobility Corporation and Forest River, Inc.

               2.2 First Amendment to Asset Purchase and Sale Agreement, dated August 31, 2001, Between Starcraft Automotive Group, Inc. and National Mobility Corporation and Forest River, Inc.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STARCRAFT CORPORATION



September 14, 2001                 By: /s/ Richard J. Mullin
                                      ------------------------------------------
                                      Richard J. Mullin, Chief Financial Officer

                                                                        ANNEX A
                                                                        -------


Pro Forma Financial Information (unaudited)


The following financial information reflects Starcraft Corporation's ("the Company") Bus and Mobility Vehicle business as a discontinued operation and reflects pro forma adjustments associated with the sale of this business to Forest River, Inc.

The pro forma consolidated statements of earnings (loss) for the year ended October 1, 2000 and the nine months ended July 1, 2001 present the Company's results as if the sale had occurred as of the beginning of the periods presented. These statements of earnings (loss) have been prepared by adjusting the historical statements of earnings (loss) to reflect the Company's Bus and Mobility Vehicle business as a discontinued operation and include the estimated costs and expenses as a result of the sale.

The as filed results presented in the pro forma consolidated statement of earnings (loss) for the year ended October 1, 2000 reflect the Company's results as filed on May 25, 2001 on Form 8-K.

The pro forma consolidated balance sheet at July 1, 2001 presents the consolidated financial position of Starcraft Corporation assuming the sale had occurred at that date. Such balance sheet has been prepared by adjusting the historical balance sheet for the effect of changes in assets, liabilities and capital associated with the sale.

Pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the sale been effected on the dates specified nor are they indicative of future results.

                                                                       ANNEX A
                                                                       -------
                                                                       Continued
STARCRAFT CORPORATION
Consolidated Results of Operations

                                   9 Months Ended July 1, 2001                     Year Ended October 1, 2000
                                   ---------------------------                     --------------------------

                                            Pro Forma      Pro Forma                          Pro Forma    Pro Forma
                               As Filed    Adjustments      Results             As Filed     Adjustments     Results
                              ---------------------------------------          -------------------------------------
Net Sales                     $   57,978     $ 24,434      $   33,544          $  92,587      $  17,272    $  75,315

Cost of Sales                     48,798       22,467          26,331             73,064         16,345       56,719
                              ----------     --------      ----------          ---------      ---------    ---------

Gross Profit                       9,180        1,967           7,213             19,523            927       18,596

Operating Expenses                 8,331        1,636           6,695             10,622          2,286        8,336
                              ----------     --------      ----------          ---------      ---------    ---------

Operating Income (Loss)              849          331             518              8,901         (1,359)      10,260

Non-operating (Expenses)
     Income
     Interest, net                  (847)        (231)           (616)            (1,172)          (308)        (864)
     Other, net                      150          ---             150                 83              1           82
                              ----------     --------      ----------          ---------      ---------    ---------
                                    (697)        (231)           (466)            (1,089)          (307)        (782)

Income (Loss) before minority
     interest and income taxes       152          100              52              7,812         (1,666)       9,478

Minority interest in income
     (loss) of subsidiary            (89)         ---             (89)             4,918            ---        4,918
                              ----------     --------      ----------          ---------      ---------    ---------

Income (loss) from continuing
     operations before income
     taxes                           241          100             141              2,894         (1,666)       4,560

Income Taxes                          41           21              20                399             20          379
                              ----------     --------      ----------          ---------      ---------    ---------

Income (Loss) from
     continuing operations    $      200     $     79      $      121          $   2,495      $  (1,686)   $   4,181
                              ==========     ========      ==========          =========      =========    =========


Basic Earnings
     (loss) per share         $     0.05                   $     0.03          $    0.59                   $    0.99
                              ==========                   ==========          =========                   =========

Weighted average
     common shares
     outstanding                   4,245                        4,245              4,215                       4,215
                              ==========                   ==========          =========                   =========


Dilutive earnings
     (loss) per share         $     0.05                   $     0.03          $    0.51                   $    0.86
                              ==========                   ==========          =========                   =========


Weighted average
     common shares
     outstanding                   4,245                        4,270              4,871                       4,871
                              ==========                   ==========          =========                   =========


                                                                       ANNEX A
                                                                       -------
                                                                       Continued


STARCRAFT CORPORATION
Consolidated Balance Sheet

                                              July 1, 2001
                              ---------------------------------------
                                             Pro Forma     Pro Forma
                               As Filed     Adjustments     Results
                              ---------------------------------------
Current Assets:

     Cash                     $      466     $    ---      $      466

     Accounts Receivables         16,684       (3,661)         13,023

     Notes Receivable                784          ---             784

     Inventories                   7,786       (4,006)          3,780

     Prepaid Expenses              1,784          ---           1,784
                              ----------     --------      ----------

Total Current Assets              27,504       (7,667)         19,837


Property and Equipment, net        7,482       (4,541)          2,941

Goodwill                           1,087       (1,087)            ---

Other Assets                         235          ---             235
                              ----------     --------      ----------

                              $   36,308     $(13,295)     $   23,013
                              ==========     ========      ==========


Current Liabilities:

     Current Maturity of LTD  $    4,905     $ (4,721)     $      184

     Accounts Payable, Trade      17,683       (4,813)         12,870

     Accrued Expenses              3,555         (162)          3,393
                              ----------     --------      ----------

Total Current Liabilities         26,143       (9,696)         16,447


Long-Term Debt                    12,424       (3,599)          8,825

Minority Interest in Equity
     of Subsidiary                   ---          ---             ---

Shareholders' Equity              (2,259)         ---          (2,259)
                              ----------     --------      ----------

                              $   36,308     $(13,295)     $   23,013
                              ==========     ========      ==========